UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Oriental Financial Group Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2011. ORIENTAL FINANCIAL GROUP INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 4, 2011 Date: April 27, 2011 Time: 10:00 a.m. EST Location: Oriental Center Professional Offices Park 997 San Roberto Street 8th Floor San Juan, Puerto Rico ORIENTAL FINANCIAL GROUP INC. C/O AMERICAN STOCK TRANSFER & TRUST CO. 6201 15TH AVENUE BROOKLYN, NY 11219 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M31441-P09835 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K M31442-P09835 How to View Online: Have the information that is printed in the box marked by the arrow J XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow J XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Tovote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow J XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR the following: 1. To elect one director to serve until the 2013 annual meeting of shareholders and until his successor is duly elected and qualified: 01) Josen Rossi And to elect three directors to serve until the 2014 annual meeting of shareholders and until their successors are duly elected and qualified: 02) Juan C. Aguayo 03) Pablo I. Altieri 04) Francisco Arriví The Board of Directors recommends that you vote FOR the following: 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as set forth in the accompanying Proxy Statement. The Board of Directors recommends that you vote for 3 Years on the following proposal: 3. To vote, on an advisory basis, on the frequency with which future advisory votes on the compensation of the Company’s Named Executive Officers will be conducted. The Board of Directors recommends that you vote FOR the following: 4. To ratify the selection of the Company’s independent registered public accounting firm for 2011. M31443-P09835